CREDIT FACILITY AND OTHER LOANS - Summary (FY) (Details) - Line of Credit - SAC Leasing G280 LLC Credit Facility - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Line of Credit Facility [Line Items]
Interest rate	12.50%	12.50%
Total unsecured convertible notes, gross	$ 33,750	$ 27,750	$ 4,500
Less unamortized debt discounts	(374)	(376)	(330)
Long-term debt, net	$ 33,376	$ 27,374	$ 4,170